UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: December 14, 2007
(Date of earliest event reported)

CHINA HOUSING & LAND DEVELOPMENT, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-51429	20-1334845
(State or other	(Commission	(I.R.S. Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

6 Youyi Dong Lu, Han Yuan 4 Lou
Xi'An, Shaanxi Province
China 710054
(Address of principal executive offices)

86-029-82582632
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Ac (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

ITEM 4.01: CHANGES IN REGISTRANT’ S CERTIFYING ACCOUNTANT.

4.01(a) Resignation of Independent Accountant

1.           Effective December 10, 2007, Moore Stephens Wurth Frazer and Torbet, LLP (“MSWFT”) resigned as the independent certified public accounting firm for China Housing & Land Development, Inc. (the “Company”).  MSWFT's resignation letter was dated December 10, 2007.

2.           The audit reports of MSWFT on the consolidated financial statements of the Company as of and for the years ended December 31, 2006 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

3.           In connection with the audits of the Company's consolidated financial statements for each of the fiscal years ended December 31, 2006 and through December 10, 2007, there were: (i) no disagreements between the Company and MSWFT on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of MSWFT, would have caused MSWFT to make reference to the subject matter of the disagreement in their reports on the Company's financial statements for such years, and (ii) no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

4.          The Company has provided MSWFT a copy of the disclosures in this Form 8-K and has requested that MSWFT furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not MSWFT agrees with the Company's statements in this Item 4.01.  A copy of the letter dated December 14, 2007 furnished by MSWFT in response to that request is filed as Exhibit 16.1 to this Form 8-K.

4.01(b) Engagement of New Independent Accountant

1.   Effective as of  December 13, 2007 (the “Engagement Date”), the Company engaged Moore Stephens Cooper Molyneux LLP (“New Auditor”) as the Company’s new independent certified public accounting firm. The decision to engage the New Auditor as the Company’s independent certified public accounting firm was approved by the Company’s Board of Directors on December 10, 2007.

2.           During the Company’s two most recent fiscal years ended December 31, 2006 and 2005 and through the date of this current report, the Company did not consult with the New Auditor on (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that may be rendered on the Company’s financial statements, and the New Auditor did not provide either a written report or oral advice to the Company that the New Auditor concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) the subject of any disagreement, as defined in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions, or a reportable event within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)    Exhibits.

The following exhibit is filed as part of this report:

16.1	Letter of Moore Stephens Wurth Frazer and Torbet, LLP to the Securities and Exchange Commission dated December 14, 2007

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA HOUSING & LAND DEVELOPMENT, INC.

Dated: December 14 , 2007	By:	/s/ Lu Pingi
Name: Lu Pingji
Title: Chief Executive Officer